(v)

JOINT FIDELITY BOND AGREEMENT

THIS AGREEMENT is made as of September 1, 2013, by and among certain registered investment companies (the "Funds") managed and/or administered by Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR”), each listed on Appendix A, as amended from time to time; and certain other non-Fund entities affiliated with EVM and/or BMR (collectively the “EV Parties”), each listed on Appendix A, as amended from time to time; all of which are named insureds (the “Insureds”) under a joint insured fidelity bond (the “Bond”) issued by one or more insurance companies (the “Insurer”), which may from time to time be amended or replaced:

WHEREAS, EVM and BMR act as investment adviser, manager and/or administrator of the Funds, and may from time to time hereafter act as investment adviser, manager or administrator of other funds; and Eaton Vance Distributors, Inc. acts as principal underwriter or placement agent for certain of the Funds, and may from time to time hereafter act as principal underwriter or placement agent for certain other funds; and

WHEREAS, each Fund has registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a management investment company; and

WHEREAS, Rule 17g-1(f) under the 1940 Act requires registered management investment companies named as an insured on a joint fidelity bond to enter into certain agreements with the other named insureds; and

WHEREAS, the Insureds each will benefit from its participation in the Bond; and

WHEREAS, the Insureds desire to establish the criteria by which (i) the annual premium shall be allocated among the parties, (ii) parties may be added to the Bond, and (iii) losses in excess of the face amount of the Bond shall be allocated among the parties:

NOW, THEREFORE, it is agreed as follows:

1.

Allocation of Premiums.  The premium payable on the Bond shall be allocated between the Funds and the EV Parties in the manner approved by the Board of Trustees of the Funds, including a majority of those Trustees who are not “interested persons” of the Funds as defined by Section 2 (a) (19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).  The amount of premium allocated to the Funds shall then be allocated among the Funds in the manner approved by the Board of Trustees of the Funds, including a majority of the Independent Trustees.  The amount of premium payable by the EV Parties may be allocated among the EV Parties as mutually agreed by them.

2.

Additional Parties to the Agreement.  If the Insurer is willing without additional premium to add as an Insured under the Bond (i) any registered investment company for which EVM or BMR hereafter is investment adviser, manager and/or administrator, or (ii) any non-Fund party which qualifies as an insurable party pursuant to Rule 17g-1(b)(3) under the 1940 Act, the parties hereto agree that: (a) such addition may be made, (b) any such registered investment company may become a party to this Agreement and be included within the term “Funds”, and (c) that such affiliate or other party may become a party to this Agreement and be included within the term “EV Parties”; provided that any party added during the term of the Agreement shall be bound by the terms of the Agreement.

3.

Allocation of Claim Proceeds.  In the event that the claims of loss of two or more Insureds under the Bond exceed the face amount of the Bond and are deemed to be a Single Loss as defined under the Bond, the following rules for determining, as among the claimants, the priority of satisfaction of the claims under the Bond shall apply:

A.

All claims of the Funds that have been duly proved and established under the Bond shall be satisfied in full before satisfaction of any claims of any non-Fund Insured party.  However, a Fund (“Investing Fund”) which invests substantially all of its assets in one or more other Funds (“Portfolio”) in a master-feeder or fund-of-funds structure is not entitled to recover on its claim to the extent that the Investing Fund’s actual covered loss is reduced by the satisfaction of a Portfolio’s claim.

B.

If the claims of the Funds exceed the face amount of the Bond, the insurance shall be applied to those claims in the following manner:

(i)

each Fund shall receive an equitable and proportionate share of the insurance, but in no event less than the amount it would have received had it provided and maintained a single bond with the minimum coverage required by paragraph (d)(1) of Rule 17g-1 under the 1940 Act (the “minimum coverage”); and

(ii)

any remaining amount of recovery over the minimum coverage shall be applied to the unsatisfied claims of the Funds, in proportion to the relevant Funds’ contributions toward the allocation of the premium paid for the Bond as determined in accordance with Paragraph 1 above.

C.

If after giving effect to Paragraph A there remains a portion of the insurance under the Bond available for the satisfaction of claims of parties other than the Funds, such remainder shall be applied as EVM shall determine.

4.

Limitations of Liability. All parties hereto agree that any obligation assumed by a business or common law trust hereunder shall be limited to the assets of the trust, and the trustees, shareholders and agents of the trust shall not be liable thereon.

5.

Effective Date. This Fidelity Bond Premium Sharing Agreement shall become effective as of September 1, 2013.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed by their officers, Directors or Trustees hereunto duly authorized all as of the day and year first above written.

EATON VANCE MANAGEMENT (as agent for the Insureds listed on Schedule A)

By:

/s/ Paul M. O’Neil

Name:

Paul M. O’Neil

Title:

Vice President

Schedule A
Effective September 1, 2014

Eaton Vance Non-Funds

Atlanta Capital Management Company, LLC

Eaton Vance Management

Boston Management and Research

Eaton Vance Distributors, Inc.

Parametric Portfolio Associates, LLC

Parametric Risk Advisors, LLC

Eaton Vance Growth Trust, a series fund consisting of:

o

Eaton Vance Asian Small Companies Fund

o

Eaton Vance-Atlanta Capital Focused Growth Fund

o

Eaton Vance Atlanta Capital Select Equity Fund

o

Eaton Vance-Atlanta Capital SMID-Cap Fund

o

Eaton Vance Focused Growth Opportunities Fund

o

Eaton Vance Focused Value Opportunities Fund

o

Eaton Vance Global Natural Resources Fund

o

Eaton Vance Greater China Growth Fund

o

Eaton Vance Hexavest Emerging Markets Equity Fund

o

Eaton Vance Hexavest Global Equity Fund

o

Eaton Vance Hexavest International Equity Fund

o

Eaton Vance Hexavest U.S. Equity Fund

o

Eaton Vance Multi-Cap Growth Fund

o

Parametric Balanced Risk Fund

o

Eaton Vance Richard Bernstein All Asset Strategy Fund

o

Eaton Vance Richard Bernstein Equity Strategy Fund

o

Eaton Vance Worldwide Health Sciences Fund

o

Parametric Balanced Risk Fund

Eaton Vance Investment Trust, a series fund consisting of:

o

Eaton Vance Floating Rate Municipal Income Fund

o

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund

o

Eaton Vance National Limited Maturity Municipal Income Fund

o

Eaton Vance New York Limited Maturity Municipal Income Fund

o

Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Eaton Vance Municipals Trust, a series fund consisting of:

o

Eaton Vance Alabama Municipal Income Fund

o

Eaton Vance Arizona Municipal Income Fund

o

Eaton Vance Arkansas Municipal Income Fund

o

Eaton Vance California Municipal Income Fund

o

Eaton Vance Connecticut Municipal Income Fund

o

Eaton Vance Georgia Municipal Income Fund

o

Eaton Vance Kentucky Municipal Income Fund

o

Eaton Vance Maryland Municipal Income Fund

o

Eaton Vance Massachusetts Municipal Income Fund

o

Eaton Vance Minnesota Municipal Income Fund

o

Eaton Vance Missouri Municipal Income Fund

o

Eaton Vance Municipal Opportunities Fund

o

Eaton Vance National Municipal Income Fund

o

Eaton Vance New Jersey Municipal Income Fund

o

Eaton Vance New York Municipal Income Fund

o

Eaton Vance North Carolina Municipal Income Fund

o

Eaton Vance Ohio Municipal Income Fund

o

Eaton Vance Oregon Municipal Income Fund

o

Eaton Vance Pennsylvania Municipal Income Fund

o

Eaton Vance South Carolina Municipal Income Fund

o

Eaton Vance Tennessee Municipal Income Fund

o

Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II, a series fund consisting of:

o

Eaton Vance High Yield Municipal Income Fund

o

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

o

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

o

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

Eaton Vance Mutual Funds Trust, a series fund consisting of:

o

Eaton Vance AMT-Free Municipal Income  Fund

o

Eaton Vance Atlanta Capital Horizon Growth Fund

o

Eaton Vance Diversified Currency Income Fund

o

Eaton Vance Build America Bond Fund

o

Eaton Vance Currency Income Advantage Fund

o

Eaton Vance Emerging Markets Local Income Fund

o

Eaton Vance Floating-Rate Fund

o

Eaton Vance Floating-Rate Advantage Fund

o

Eaton Vance Floating-Rate & High Income Fund

o

Eaton Vance Global Dividend Income Fund

o

Eaton Vance Global Macro Absolute Return Fund

o

Eaton Vance Global Macro Absolute Return Advantage Fund

o

Eaton Vance Government Obligations Fund

o

Eaton Vance High Income Opportunities Fund

o

Eaton Vance Large-Cap Core Research Fund

o

Eaton Vance Short Duration Government Income Fund

o

Eaton Vance Short Duration High Income Fund

o

Eaton Vance Multi-Strategy Absolute Return Fund

o

Eaton Vance Multi-Strategy All Market Fund

o

Parametric Commodity Strategy Fund

o

Parametric Dividend Income Fund

o

Parametric Emerging Markets Core Fund

o

Parametric Emerging Markets Fund

o

Parametric Global Small-Cap Fund

o

Parametric International Equity Fund

o

Parametric Market Neutral Fund

o

Parametric Tax-Managed International Equity Fund

o

Eaton Vance Short Duration Strategic Income Fund

o

Eaton Vance Tax-Managed Equity Asset Allocation Fund

o

Eaton Vance Tax-Managed Global Dividend Income Fund

o

Eaton Vance Tax-Managed Growth Fund 1.1

o

Eaton Vance Tax-Managed Growth Fund 1.2

o

Eaton Vance Tax-Managed Multi-Cap Growth Fund

o

Eaton Vance Tax-Managed Small-Cap Fund

o

Eaton Vance Tax-Managed Small-Cap Value Fund

o

Eaton Vance Tax-Managed Value Fund

o

Eaton Vance U.S. Government Money Market Fund

Eaton Vance Series Fund, Inc., a series fund consisting of:

o

Eaton Vance Institutional Emerging Markets Local Debt Fund

Eaton Vance Series Trust, a series fund consisting of:

o

Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II, a series fund consisting of:

o

Eaton Vance Income Fund of Boston

o

Parametric Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust, a series fund consisting of:

o

Eaton Vance Balanced Fund

o

Eaton Vance Bond Fund

o

Eaton Vance Commodity Strategy Fund

o

Eaton Vance Dividend Builder Fund

o

Eaton Vance Greater India Fund

o

Eaton Vance Investment Grade Income Fund

o

Eaton Vance Large-Cap Growth Fund

o

Eaton Vance Large-Cap Value Fund

o

Parametric Absolute Return Fund

o

Eaton Vance Real Estate Fund

o

Eaton Vance Risk-Managed Equity Option Fund

o

Eaton Vance Short Duration Real Return Fund

o

Eaton Vance Small-Cap Fund

o

Eaton Vance Small-Cap Value Fund

o

Eaton Vance Special Equities Fund

Eaton Vance Variable Trust, a series fund consisting of:

o

Eaton Vance VT Floating-Rate Income Fund

o

Eaton Vance VT Large-Cap Value Fund

Eaton Vance Closed-End Funds

o

Eaton Vance California Municipal Bond Fund

o

Eaton Vance California Municipal Bond Fund II

o

Eaton Vance California Municipal Income Trust

o

Eaton Vance Enhanced Equity Income Fund

o

Eaton Vance Enhanced Equity Income Fund II

o

Eaton Vance Floating-Rate Income Plus Fund

o

Eaton Vance Floating-Rate Income Trust

o

Eaton Vance Limited Duration Income Fund

o

Eaton Vance Massachusetts Municipal Bond Fund

o

Eaton Vance Massachusetts Municipal Income Trust

o

Eaton Vance Michigan Municipal Bond Fund

o

Eaton Vance Michigan Municipal Income Trust

o

Eaton Vance Municipal Bond Fund

o

Eaton Vance Municipal Bond Fund II

o

Eaton Vance Municipal Income Term Trust

o

Eaton Vance Municipal Income Trust

o

Eaton Vance National Municipal Opportunities Trust

o

Eaton Vance New Jersey Municipal Bond Fund

o

Eaton Vance New Jersey Municipal Income Trust

o

Eaton Vance New York Municipal Bond Fund

o

Eaton Vance New York Municipal Bond Fund II

o

Eaton Vance New York Municipal Income Trust

o

Eaton Vance Ohio Municipal Bond Fund

o

Eaton Vance Ohio Municipal Income Trust

o

Eaton Vance Pennsylvania Municipal Bond Fund

o

Eaton Vance Pennsylvania Municipal Income Trust

o

Eaton Vance Risk-Managed Diversified Equity Income Fund

o

Eaton Vance Senior Floating-Rate Trust

o

Eaton Vance Senior Income Trust

o

Eaton Vance Short Duration Diversified Income Fund

o

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

o

Eaton Vance Tax-Advantaged Dividend Income Fund

o

Eaton Vance Tax-Advantaged Global Dividend Income Fund

o

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

o

Eaton Vance Tax-Managed Buy-Write Income Fund

o

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

o

Eaton Vance Tax-Managed Diversified Equity Income Fund

o

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

o

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

Eaton Vance Portfolios

Asian Small Companies Portfolio

Bond Portfolio

Boston Income Portfolio

CMBS Portfolio

Currency Income Advantage Portfolio

Dividend Builder Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

Global Macro Portfolio

Global Opportunities Portfolio

Government Obligations Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

Inflation-Linked Securities Portfolio

International Income Portfolio

Investment Grade Income Portfolio

Large-Cap Core Research Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

MSAM Completion Portfolio

MSAR Completion Portfolio

Parametric Market Neutral Portfolio

Senior Debt Portfolio

Short Duration High Income Portfolio

Short-Term U.S. Government Portfolio

SMID-Cap Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Small Cap Value Portfolio

Tax-Managed Value Portfolio

Worldwide Health Sciences Portfolio

Eaton Vance Fund Cayman Islands Wholly Owned Subsidiaries of SEC Registered Funds

Eaton Vance CSF Commodity Subsidiary, Ltd.

Eaton Vance DIF Commodity Subsidiary, Ltd.

Eaton Vance AM Commodity Subsidiary, Ltd.

PSC Commodity Subsidiary, Ltd.

PBR Commodity Subsidiary, Ltd.

Eaton Vance EVG Commodity Subsidiary, Ltd.

Eaton Vance SIF Commodity Subsidiary, Ltd.

Eaton Vance CIA Commodity Subsidiary, Ltd.

Eaton Vance EMLIP Commodity Subsidiary, Ltd.

Eaton Vance GMAP Commodity Subsidiary, Ltd.

Eaton Vance GMP Commodity Subsidiary, Ltd.

Eaton Vance GOP Commodity Subsidiary, Ltd.

Eaton Vance IIP Commodity Subsidiary, Ltd.

Eaton Vance MSAR Commodity Subsidiary, Ltd.

PSAR Commodity Subsidiary, Ltd